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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 10, 2003

                           ENCORE ACQUISITION COMPANY
             (Exact name of registrant as specified in its charter)


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
           Delaware                                001-16295                                 75-2759650
-------------------------------             ------------------------           ---------------------------------------
(State or other jurisdiction of             (Commission File Number)           (I.R.S. Employer Identification Number)
 incorporation or organization)
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          777 Main Street, Suite 1400, Ft. Worth, Texas      76102
          ---------------------------------------------    ----------
            (Address of principal executive offices)       (Zip code)

       Registrant's telephone number, including area code: (817) 877-9955


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Item 7.  Financial Statements and Exhibits

(c)      Exhibits

               99.1     Press Release dated November 10, 2003


Item 9.  Regulation FD Disclosure

         On November 10, 2003, Encore Acquisition Company, a Delaware corporation (the "Company"), issued a press release announcing that the Company intends to offer 8 million shares of common stock to the public under the Company's shelf registration statement filed with the Securities and Exchange Commission in August 2003. The underwriters will be granted an option to purchase an additional 1.2 million shares of the Company's common stock to cover over-allotments, if any. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

         The Company intends to use the net proceeds from the offering to repurchase, concurrently with the closing of the offering, 6.0 million shares of common stock from J.P. Morgan Partners (SBIC), LLC and 2.0 million shares of common stock from Warburg, Pincus Equity Partners, L.P. The shares repurchased by the Company will be retired immediately upon repurchase and will no longer be outstanding. Upon completion of the offering and repurchase, J.P. Morgan Partners (SBIC), LLC and Warburg, Pincus Equity Partners L.P. will beneficially own approximately 2.9% and 25.2%, respectively, of the Company's common stock, assuming no exercise of the underwriters' over-allotment option. The Company will use the net proceeds from any exercise of the underwriters' over-allotment option initially to purchase up to 866,643 shares of common stock from J.P. Morgan Partners (SBIC), LLC and thereafter to purchase up to 333,357 shares of common stock from Warburg, Pincus Equity Partners L.P. Assuming exercise of the over-allotment option in full, J.P. Morgan Partners (SBIC), LLC would no longer own any shares of common stock of the Company, and Warburg, Pincus Equity Partners L.P. would beneficially own 24.1% of the Company's common stock.

         The press release and the above information are being furnished under
Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       ENCORE ACQUISITION COMPANY



Date: November 10, 2003                By: /s/ Morris B. Smith
                                          --------------------------------------
                                          Morris B. Smith
                                          Chief Financial Officer, Treasurer,
                                          Executive Vice President and
                                          Principal Financial Officer


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